EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350

In connection with the filing with the Securities and Exchange Commission of the Quarterly Report of PFGI Capital Corporation (“PFGI Capital”) on Form 10-Q for the period ending June 30, 2004 (the “Report”), I, Anthony M. Stollings, Chief Financial Officer and Treasurer (Principal Financial Officer) of PFGI Capital, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

    (1)        The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PFGI Capital.

/s/ Anthony M. Stollings
Anthony M. Stollings
Chief Financial Officer and Treasurer (Principal Financial Officer)

July 22, 2004

[A signed original of this written statement required by Section 906 has been provided to PFGI Capital Corporation and will be retained by PFGI Capital Corporation and furnished to the Securities and Exchange Commission or its staff upon request.]